Oppenheimer International Value Fund

Prospectus Supplement dated October 10, 2008

This supplement amends the Prospectus of Oppenheimer International Value Fund (the "Fund") by adding the following:

Effective January 1, 2009, the 2% redemption fee imposed on the proceeds of shares redeemed (by sale or exchange) within 30 days of their purchase is discontinued for the Fund and for Quest International Value Fund, Inc. The other policies and procedures of the Fund and of Quest International Value Fund, Inc. with respect to excessive short-term trading remain in full effect.

October 10, 2008                                                                                                                                               PS0625.011